EXHIBIT 10.24

Northwest Education Loan Association

AGREEMENT TO GUARANTEE LOANS

     This Agreement to Guarantee Loans (“Agreement”), to be effective the 1st day of April, 2002, is by and between The Bank of New York, as eligible lender trustee for Student Loan Consolidation Center Student Loan Trust I (“Lender”), and Northwest Education Loan Association, a Washington nonprofit corporation (“NELA”).

RECITALS

     A. NELA is a private nonprofit guaranty and service agency operating under the Federal Family Education Loan (“FFEL”) Program to provide, promote and facilitate student loans for the benefit of the citizens and students of institutions of higher education situated in NELA’s area of service.

     B. Lender wishes to secure the NELA guarantee on eligible loans made to students pursuing programs of higher education, and to parents of dependent undergraduate and graduate students.

     C. The FFEL Program includes the Stafford (formerly SLS), PLUS and Consolidation Loan Programs. The requirements for each of these loan programs vary. The program variations include different interest rates, different application procedures and forms, and different terms.

     D. Lender is an eligible lender as defined in the Act, and has full legal authority to enter into an agreement for the performance of the guarantee services described in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises described below, the parties hereto agree as follows:

     1. Applicable Policies, Regulations, and Act. The performance of this Agreement is governed by the applicable Regulations promulgated by the Secretary of Education (“Secretary”), as now or hereafter amended (34 C.F.R. 668 and 34 C.F.R. 682) (“Regulations”); and Title IV, Part B of the Higher Education Act of 1965, as now or hereafter amended (20 U.S.C. § 1071-1087-2) (“Act”). The performance of the parties hereunder shall also be governed by the Common Manual: Unified Student Loan Policy, as amended and updated from time to time and any other policies adopted and issued by NELA describing the administration of its loan guarantee program (the “Policies”). If NELA adopts any policies different from or in addition to those stated in the Common Manual, NELA shall give notice to the Lender, by certified mail, return receipt requested, of any such amendment or revision. Lender shall not be bound by any such amendments issued by NELA if it has not received such notice. The Policies, Regulations and Act are hereby incorporated into this Agreement, with the same force and effect as if they were found in the body of the Agreement itself.

     2. NELA Guarantee. NELA agrees to guarantee eligible FFEL Program loans purchased or acquired by Lender after the effective date of this Agreement, and eligible PLUS and Stafford loans made by Lender after the effective date of this Agreement, provided that such loans are eligible for guarantee and approved by NELA. For purposes of this Agreement, eligibility shall be determined by, and in accordance with, the Policies, Regulations, and Act. Lender understands and agrees that NELA’s agreement to guarantee loans in this Agreement does not apply to Consolidation Loans originated by Lender. NELA reserves the right, to be exercised in its sole discretion, to refuse to guarantee any loan.

     3. Lender’s Obligations and General Warranties. With respect to loans made, purchased, or held by Lender, Lender and any third party conducting loan-servicing activities on behalf of Lender, agree and warrant as follows:

          3.1 Lender will comply with all the Policies, Regulations and provisions of the Act appropriate to the respective Programs; and

          3.2 All actions taken by Lender, including but not limited to making, servicing, or collecting on those loans, are in compliance with the Policies, the Regulations, the Act, and all other local, state and federal laws and regulations for loan servicing, including collection activities.

     4. Warranties Made Upon Assignment of Promissory Note. With respect to any promissory note guaranteed by NELA, the Lender hereby agrees and warrants that upon assignment of such note by Lender to NELA or to any third party:

          4.1 The obligations of the borrower(s) and any endorser upon such note are valid and enforceable in accordance with the terms of the note, and not subject to any defenses;

          4.2 All information furnished to NELA in connection with such promissory note is, in all material aspects, true and accurate;

          4.3 The promissory note qualifies for insurance under the FFEL Program;

          4.4 The Lender has complied with the Policies, Regulations, the Act and all other applicable laws and regulations with respect to the promissory note and the loan; and

          4.5 If the note is further assigned by any party, the warranties made by the Lender upon assignment to NELA shall inure to and benefit all such assignees including NELA and the federal government.

     5. Lender’s Obligation to Secure Interest Reductions for Borrower. Lender acknowledges that pursuant to the Policies, Regulations and Act, Lender is obligated to assist borrowers under the FFEL Program in securing reductions in their obligations to pay interest on loans made or held by Lender if such interest is eligible for subsidy under the Policies, Regulations, or Act.

     6. Amendments. From time to time the federal government may amend the Act, or the Secretary may amend or repeal any of the Regulations. This Agreement shall continue in

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full force and effect, and any such change in the Act or Regulations shall be incorporated into it, unless a party gives notice of termination of this Agreement within thirty days of any such change, and specifies the amendment or repeal of the Act or Regulation as the reason for terminating the Agreement. Any government action to amend or repeal the Act or Regulations constitutes notice to the parties of such change, and NELA shall not be responsible for notifying Lender of any such change.

     7. Termination.

          7.1 Either party may terminate this Agreement without cause by providing written notice to the other party specifying the date of termination at least thirty (30) days prior to the intended date of termination. This Agreement will automatically terminate sixty (60) days after receipt by NELA of a statement that Lender no longer intends to make Consolidation Loans under this Agreement.

          7.2 Upon termination, the relationship between NELA and Lender created by this Agreement shall cease on the termination date except as provided herein. Termination will not affect the guarantee of NELA or the obligations of Lender as to loans guaranteed prior to the termination date under the Agreement, except in accordance with the Act, Regulations, or Policies. Such guarantee and obligations, including, but not limited to, the obligation to allow NELA and the Secretary access to records, shall continue in full force and effect under the terms of the Agreement between NELA and Lender which was in force at the time each particular loan was initially held by Lender.

     8. Breaches.

     8.1 Upon material breach by Lender of this Agreement, whether of the provisions found in the Agreement itself or its incorporated provisions, NELA is entitled to suspend or withdraw its guarantee, in part or entirely, as to the loan or loans affected by the breach, provided that NELA has notified Lender of such breach and Lender has failed to cure such breach within thirty (30) days of such notice.

          8.2 A material breach by Lender shall be a defense by NELA to any claim or action by Lender upon the guarantee of a loan directly affected by the material breach.

          8.3 Upon any breach by Lender, whether material or not, of any provision of this Agreement, including those incorporated by reference, NELA is entitled to written assurance from Lender that the breach has been remedied.

          8.4 The waiver by any party of any breach of any provision of this Agreement shall not operate or be construed as waiver of any provision as to any subsequent breach.

     9. Severability.

          9.1 This Agreement. If any term, covenant, condition, or provision of this Agreement or the application thereof to any person or circumstance shall, at any time, or to any extent, be determined invalid or unenforceable, the remaining provisions hereof shall not be affected thereby and shall be deemed valid and fully enforceable to the extent provided by law.

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          9.2 Policies, Regulation and Act. If any provisions of the Policies, Regulations, or the Act are rescinded, repealed, withdrawn, held to be invalid, or otherwise rendered inoperative, the remaining provisions are not affected, and shall continue in full force.

     10. Entire Agreement; Modifications. This Agreement, including any incorporated provisions, constitutes the entire understanding between the parties and supersedes any prior written or oral understanding between them. This Agreement may not be amended, changed, or modified, in whole or in part, except by an instrument in writing signed by Lender and by NELA.

     11. Captions. The captions and headings of the paragraphs of this Agreement are for convenience and reference only and may not be used to interpret or define the provisions hereof.

     12. Indemnification by Lender. Lender shall indemnify and hold NELA harmless from and against any and all losses, liabilities, obligations, damages, penalties, claims, actions, suits, costs, and expenses, including reasonable attorneys’ fees or loss of collection fees, incurred by or asserted against NELA, which arise out of or relate to the acts or omissions of Lender in performing its obligations under this Agreement; Lender’s violation of the Act or Policies; Lender’s material failure to comply with its obligations under this Agreement; the assertion by a borrower of any claim or defense which could have been asserted against the Lender, whether or not such claim or defense existed at the date of execution of this Agreement or the promissory note by the borrower; or any act or omission by Lender that results in a refusal by the U.S. Department of Education to reinsure a Loan originated or held by Lender and guaranteed under this Agreement. Upon request by NELA, the Lender, at its expense, shall undertake or assume the defense of any action in which any such claim described herein is asserted against NELA. This indemnification provision shall survive any termination of this Agreement.

     13. Indemnification by NELA. NELA hereby indemnifies and holds Lender harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, and expenses, including reasonable attorneys’ fees and expenses, incurred by or asserted against Lender, which arise out of or relate to the acts or omissions of NELA in performing its obligations under this Agreement; NELA’s violation of the Act; or NELA’s material failure to comply with its obligations under this Agreement. Upon request by Lender, NELA, at its expense, shall undertake or assume the defense of any action in which any such claim described herein is asserted against Lender. This indemnification provision shall survive any termination of this Agreement.

     14. Assignment and Successors. The rights and obligations of NELA under this Agreement shall inure to the benefit of and be binding upon its successors and assigns. The rights and obligations of Lender hereunder are nonassignable except in accordance with the Policies, Regulations or Act.

     15. Notices. Any notice required under this Agreement shall be sufficient if in writing and sent by certified or registered mail, postage prepaid, to the applicable address below:

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If to Lender:	Student Loan Consolidation Center Student Loan Trust I c/o CLF Administration Company LLC
5005 Wateridge Vista Drive, Suite 150
San Diego, CA 92121
Attn.: Ryan Katz

With a copy to:	The Bank of New York, as eligible lender trustee
10161 Centurion Parkway, 2nd Floor
Jacksonville, FL 32256
Attn: Corporate Trust Manager

If to NELA:	Northwest Education Loan Association
190 Queen Anne Ave. N., Suite 300
Seattle, WA 98109
Attn: Vice President, Program Services

With a copy to:	Northwest Education Loan Association
190 Queen Anne Ave. N., Suite 300
Seattle, WA 98109
Attn: General Counsel

     16. Attorneys’ Fees. If any dispute arises from the performance or breach of any term of this Agreement, whether or not any suit or arbitration proceeding is commenced, then the prevailing party shall be entitled to its reasonable attorneys’ fees and costs.

     17. Governing Law. This Agreement is made and shall be construed and enforced in accordance with, the laws of Washington State without regard to its conflicts of law principles.

     18. Cumulative Remedies. No remedy conferred upon or reserved by any party hereto is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to any other remedy given under this Agreement or existing at law or in equity or by statute on or after the date of this Agreement including, without limitation, the right to such equitable relief by way of injunction, mandatory or prohibitory, to prevent the breach or threatened breach of any of the provisions of this Agreement or to enforce the performance hereof.

     19. Survival of Terms. Upon termination of all or any part of this Agreement, those provisions of the Agreement which by their terms are intended to extend beyond the termination of the Agreement shall remain in full force and effect.

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     IN WITNESS WHEREOF, NELA and the Lender have each caused this instrument to be executed by their respective authorized officers on the date and year first above written.

THE BANK OF NEW YORK, AS ELIGIBLE LENDER TRUSTEE FOR STUDENT LOAN CONSOLIDATION CENTER STUDENT LOAN TRUST I		NORTHWEST EDUCATION LOAN ASSOCIATION

By:	/s/ Tricia Heintz	By:	/s/ Jennifer L. Freimund

	Signature		Jennifer L. Freimund
Vice President
	Tricia Heintz		Program Services

Print or Type Name

Agent

Title

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LENDER PARTICIPATION AGREEMENT
FOR CONSOLIDATION LOANS

This Lender Participation Agreement for Consolidation Loans (the “Agreement”), to be effective as of the 1st day of April, 2002, is by and between The Bank of New York, as eligible lender trustee for Student Loan Consolidation Center Student Loan Trust I (“Lender”), and the Northwest Education Loan Association, a Washington nonprofit corporation (“NELA”).

RECITALS

A. NELA is a private nonprofit guaranty agency operating under the Federal Family Education Loan Program (“FFELP”) to administer, promote and facilitate student loans and related services for the benefit of students pursuing postsecondary education.

B. Lender wishes to secure the NELA guarantee on eligible consolidation loans made by the Lender to eligible borrowers under the Act (as defined below);

C. Lender has full legal power and authority to enter into an agreement for the performance of such guarantee services, qualifies as an eligible lender under the Act for purposes of making consolidation loans and is prepared to engage in the transactions contemplated by this Agreement; and

D. NELA is willing to make its consolidation loan guarantee available to Lender on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises described herein, the parties hereto agree as follows:

1. Applicable Policies, Regulations, and Act. The performance of this Agreement is governed by Title IV, Part B of the Higher Education Act of 1965, (20 U.S.C. § 1071 et seq.) as now or hereafter amended (“Act”), and the effective regulations promulgated thereunder by the Secretary of Education (“Secretary”), as now or hereafter amended (“Regulations”). The performance of the parties hereunder shall also be governed by the Common Manual: Unified Student Loan Policy, as amended and updated from time to time and any other policies adopted and issued by NELA describing the administration of its loan guarantee program (the “Policies”). If NELA adopts any policies different from or in addition to those stated in the Common Manual, NELA shall give notice to the Lender, by certified mail, return receipt requested, of any such amendment or revision. Lender shall not be bound by any such amendments issued by NELA if it has not received such notice. The Policies, Regulations and Act are hereby incorporated into this Agreement, with the same force and effect as if they were found in the body of the Agreement itself.

2. NELA Guarantee. NELA agrees to guarantee consolidation loans made by the Lender after the effective date of this Agreement (hereinafter “Consolidation Loans”), provided that such loans are made pursuant to the terms of this Agreement and are eligible for guarantee and

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reinsurance under the Policies, Regulations and the Act. NELA agrees to deliver to Lender a Certificate of Comprehensive Insurance as defined in the Act, and Regulations.

3. Lender’s Agreements, Obligations and Warranties. With respect to Consolidation Loans to be guaranteed by NELA hereunder, the Lender agrees as follows:

     3.1 Lender will only make a Consolidation Loan to an eligible borrower if such borrower certifies that he or she has no other application pending for a consolidation loan.

     3.2 If Lender is not the holder of borrower’s underlying loans selected for consolidation, and all of the selected loans are held by a single holder, then prior to making a Consolidation Loan to the borrower, Lender shall obtain a certification from the borrower that the borrower has sought and been unable to obtain a consolidation loan with income sensitive repayment terms from the single holder of the loans selected for consolidation.

     3.3 Each Consolidation Loan will bear interest and be subject to repayment in accordance with the Act.

     3.4 Each Consolidation Loan made by Lender hereunder shall be made in an amount equal to the sum of the unpaid principal, accrued unpaid interest, collection charges, and late charges of all the eligible loans selected by the borrower for consolidation, and this amount shall not be less than the minimum amount required for the eligibility of a borrower under the Act and Regulations.

     3.5 The Lender causes the proceeds of each Consolidation Loan that it makes to be paid to the holders of the underlying loans selected for consolidation in order to discharge the liability of the borrower on each such loan.

     3.6 All actions taken by Lender, including but not limited to originating, disbursing, servicing, or collecting on Consolidation Loans, are in compliance with the Act, the Policies, and all other applicable local, state and federal laws and regulations for loan servicing, including collection activities.

     3.7 Lender shall give NELA prompt notice of its intention to discontinue the making of Consolidation Loans.

     3.8 With regard to the Consolidation Loans made hereunder, Lender will maintain and provide information and reports in accordance with the Act, Regulations and Policies and Lender shall permit NELA and the Secretary to examine and copy during normal business hours all such Consolidation Loan records and files upon reasonable notice and at reasonable intervals for the purpose of verifying the accuracy of information provided by the Lender concerning Lender’s administration of Consolidation Loans guaranteed by NELA, and in order to conduct audits and compliance reviews.

     3.9 Lender, pursuant to the Act and Regulations, will assist borrowers in securing reductions in their obligations to pay interest on Consolidation Loans if such interest is eligible for subsidy under the Act.

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4. Warranties Made Upon Assignment of Promissory Note. With respect to any promissory note guaranteed by NELA hereunder, the Lender hereby agrees and warrants that upon assignment of such note by Lender to NELA or to any third party: (a) the obligations of the borrower(s) and any endorser upon such note are valid and enforceable in accordance with the terms of the note, and not subject to any defenses; (b) all information furnished to NELA in connection with such promissory note is, in all material aspects, true and accurate; (c) the promissory note qualifies for insurance under the Act and Regulations; (d) the Lender has complied with the Act, Regulations, and all other applicable laws, rules and regulations with respect to the promissory note and the Consolidation Loan; and (e) if the note is further assigned by any party, the warranties made by the Lender upon assignment to NELA shall inure to and benefit all such assignees including NELA and the federal government.

5. Amendments. From time to time, the federal government may amend the Act or the Regulations. This Agreement shall continue in full force and effect, and any such amendments shall be incorporated into it, unless a party gives notice of termination of the Agreement. Any such governmental action constitutes notice to the parties of the changes, and NELA shall not be responsible for notifying Lender of any such amendments.

6. Termination.

     6.1 Either party may terminate this Agreement without cause by providing written notice to the other party specifying the date of termination at least thirty (30) days prior to the intended date of termination. This Agreement will automatically terminate sixty (60) days after receipt by VELA of a statement that Lender no longer intends to make Consolidation Loans under this Agreement.

     6.2 Upon termination, the relationship between NELA and Lender created by this Agreement shall cease on the termination date except as provided herein. Termination will not affect the guarantee of NELA or the obligations of Lender as to loans guaranteed prior to the termination date under the Agreement, except in accordance with the Act, Regulations, or Policies. Such guarantee and obligations, including, but not limited to, the obligation to allow NELA and the Secretary access to records, shall continue in full force and effect under the terms of the Agreement between NELA and Lender which was in force at the time each particular loan was initially held by Lender.

7. Breaches.

     7.1 Upon material breach by Lender of this Agreement, whether of the provisions found in the Agreement itself or of its incorporated provisions, NELA is entitled, immediately upon delivery of written notice to Lender, to suspend or withdraw its guarantee in part or entirely, as to the loan or loans affected by the breach.

     7.2 A material breach by Lender shall be a defense by NELA to any claim or action by Lender upon the guarantee of the loan directly affected by the material breach.

     7.3 Upon any breach by Lender, whether material or not, of any provision of this Agreement, including those incorporated by reference, NELA is entitled to written assurance from Lender that the breach has been remedied.

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     7.4 The waiver by any party of any breach of any provision of this Agreement shall not operate or be construed as waiver of any provision as to any subsequent breach.

8. Severability.

     8.1. This Agreement. If any term, covenant, condition, or provision of this Agreement or the application thereof to any person or circumstance shall, at any time, or to any extent, be determined invalid or unenforceable, the remaining provisions hereof shall not be affected thereby and shall be deemed valid and fully enforceable to the extent provided by law.

     8.2 Policies, Regulations and Act. If any provision of the Policies, Regulations, or Act are rescinded, repealed, withdrawn, held to be invalid or otherwise rendered inoperative, the remaining provisions are not affected, and continue in full force.

9. Entire Agreement — Modifications. This Agreement, including any incorporated provision, constitutes the entire understanding between the parties and supersedes any prior written or oral understanding between them as to the subject matter contained herein. This Agreement may not be amended, changed or modified, in whole or in part, except by an instrument in writing signed by Lender and by NELA.

10. Captions. The captions and headings of the paragraphs of this Agreement are for convenience and reference only and may not be used to interpret or define the provisions hereof.

11. Indemnification by Lender. Lender shall indemnify and hold NELA harmless from and against any and all losses, liabilities, obligations, damages, penalties, claims, actions, suits, costs, and expenses, including reasonable attorneys’ fees or loss of collection fees, incurred by or asserted against NELA, which arise out of or relate to the acts or omissions of Lender in performing its obligations under this Agreement; Lender’s violation of the Act or Policies; Lender’s material failure to comply with its obligations under this Agreement; the assertion by a borrower of any claim or defense which could have been asserted against the Lender, whether or not such claim or defense existed at the date of execution of this Agreement or the promissory note by the borrower; or any act or omission by Lender that results in a refusal by the U.S. Department of Education to reinsure a Loan originated or held by Lender and guaranteed under this Agreement. Upon request by NELA, the Lender, at its expense, shall undertake or assume the defense of any action in which any such claim described herein is asserted against NELA. This indemnification provision shall survive any termination of this Agreement.

12. Indemnification by NELA. NELA hereby indemnifies and holds Lender harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, and expenses, including reasonable attorneys’ fees and expenses, incurred by or asserted against Lender, which arise out of or relate to the acts or omissions of NELA in performing its obligations under this Agreement; NELA’s violation of the Act or Regulations; or NELA’s material failure to comply with its obligations under this Agreement. Upon request by Lender, NELA, at its expense, shall undertake or assume the defense of any action in which any such claim described in this Section 12 is asserted against Lender. This indemnification provision shall survive any termination of this Agreement.

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13. Assignment and Successors. The rights and obligations of NELA under this Agreement shall inure to the benefit of and be binding upon its successors and assigns. The rights and obligations of Lender hereunder are non-assignable except in accordance with Policies, Regulations or Act.

14. Notices. Any notice required under this Agreement shall be sufficient if in writing and sent by certified or registered mail, postage prepaid, to the following address:

If to Lender:	Student Loan Consolidation Center Student Loan Trust I
c/o CLF Administration Company LLC
5005 Wateridge Vista Drive, Suite 150
San Diego, CA 92121
Attn.: Ryan Katz

With a copy to:	The Bank of New York, as eligible lender trustee
10161 Centurion Parkway, 2nd Floor
Jacksonville, FL 32256
Attn: Corporate Trust Manager

If to NELA:	Northwest Education Loan Association
190 Queen Anne Ave. N., Suite 300
Seattle, WA 98109
Attn: Vice President, Program Services

With a copy to:	Northwest Education Loan Association
190 Queen Anne Ave. N., Suite 300
Seattle, WA 98109
Attn: General Counsel

15. Attorneys’ Fees. If any dispute arises from the performance or breach of any term of this Agreement, whether or not any suit or arbitration proceeding is commenced, then the prevailing party shall be entitled to its reasonable attorneys’ fees and costs.

16. Governing Law. This Agreement is made and shall be construed and enforced in accordance with, the laws of Washington State without regard to its conflicts of law principles.

17. Survival of Terms. Upon termination of all or any part of this Agreement, those provisions of the Agreement which by their terms are intended to extend beyond the termination of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, NELA and the Lender have each caused this instrument to be executed by their respective authorized officers and to take effect on the date and year first above written.

THE BANK OF NEW YORK, AS ELIGIBLE LENDER TRUSTEE FOR STUDENT LOAN CONSOLIDATION CENTER STUDENT LOAN TRUST I		NORTHWEST EDUCATION LOAN ASSOCIATION

By:	/s/ Tricia Heintz	By:	/s/ Jennifer L. Freimund

	Signature		Jennifer L. Freimund
Vice President
	Tricia Heintz		Program Services

Print or Type Name

Agent

Title

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CERTIFICATE OF COMPREHENSIVE INSURANCE

For Consolidation Loans made in accordance with Title IV, Part B of the Higher Education Act of 1965, as amended.

The Northwest Education Loan Association, hereinafter referred to as “NELA”, certifies that all consolidation loans made by The Bank of New York, as eligible lender trustee for Student Loan Consolidation Center Student Loan Trust I hereinafter referred to as the “Lender”, in conformity with the requirements of Part B of Title IV of the Higher Education Act of 1965, as amended, are fully guaranteed against loss of principal and interest by NELA, provided:

1. That the Lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated:

(a)	that the loan is a legal, valid and binding obligation of the borrower;

(b)	that each such loan was made and serviced in compliance with applicable laws and regulations; and

(c)	that the guarantee of such loan is in full force and effect.

2. That the consolidation loan(s) have been or will be made on or after April 1, 2002, but no later than September 30, 2002.

3. That the total unpaid principal amount of all consolidation loans made under this certificate will not exceed three hundred million dollars ($300,000,000.00).

4. That, if the Lender, prior to the expiration of this certificate, no longer proposes to make consolidation loans, the lender will so notify NELA in order that the certificate may be terminated. Such termination shall not affect the guarantee on any consolidation loan made prior to the termination.

5. That the Lender’s loan consolidation program practices are subject to NELA’s Guaranteed Student Loan Program Lender Participation Limitation, Suspension or Termination procedures. The guarantee on any consolidation loan(s) made under this certificate prior to NELA’s imposition of a limitation, suspension or termination action shall not be affected by such action.

6. That the Lender complies with NELA’s reporting requirements specified in the NELA rules.

7. That the Lender complies with the terms set forth in the Lender Participation Agreement for Consolidation Loans.

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NELA’s office at 190 Queen Anne Avenue N., Suite 300, Seattle Washington 98109 is designated as the location where guarantee claims will be processed and other related administrative functions performed.

NORTHWEST EDUCATION LOAN ASSOCIATION

By	/s/ Jennifer L. Freimund	Date	April 1, 2002

Jennifer L. Freimund
Vice President,
Program Services

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